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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - April 26,
1995




                       PITNEY BOWES INC.




State of Incorporation    Commission File Number   IRS Employer ID No.
      Delaware                    1-3579              06-0495050




                     World Headquarters
              Stamford, Connecticut  06926-0700
                  Telephone:  (203) 356-5000




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Pitney Bowes
Form 8-K
April 26, 1995
Page 2

Item 2.  Acquisition or Disposition of Assets.

This  form is filed to report that on April 26, 1995 the
Company signed  a definitive agreement to sell its Dictaphone
Corporation business  to an affiliate of Stonington Partners,
Inc.   Attached hereto as Exhibit A is the press release issued
by the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PITNEY BOWES INC.

Date:  May 8, 1995                 /s/ Rosalind Z. Wiggins
                                   Rosalind Z. Wiggins
                                   Assistant General Counsel &
                                   Assistant Secretary